SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 ____________
                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 15, 1999
                       CASINO MAGIC OF LOUISIANA, CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Louisiana . . . . . . . . . .     333-14535           64-0878110
(STATE OR OTHER JURISDICTION.   (COMMISSION        (IRS EMPLOYER
OF INCORPORATION) . . . . . .  FILE NUMBER)  IDENTIFICATION NO.)


711  Casino  Magic  Drive,  Bay  Saint  Louis,  Mississippi          39520
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)
      Registrant's telephone number, including area code:  (228) 467-9257

ITEM  5.                    OTHER  EVENTS.
     On April 15, 1999, the Company completed its audit for fiscal year 1998. Attached as Exhibit 99.1 is certain financial information relating to the Company, which is incorporated herein by reference.
ITEM  7.                    EXHIBITS.
     99.1          Financial  Statements  of  Casino Magic of Louisiana, Corp.
together with Management's Discussion and Analysis of Financial Condition and Results of Operations.

                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                         CASINO  MAGIC  OF  LOUISIANA,  CORP.
Date: April  15,  1999   By:      /s/  Paul  Alanis
                                  -----------------
                         Name:    Paul  Alanis
                                  -----------------
                         Title:  President  and  Chief  Operating  Officer
                                 -----------------------------------------

                                    ------
                                 Exhibit Index
                                 -------------
Exhibit          Description
-------          -----------

99.1 Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations.